Loan Receivables - Summary of Loan Receivables, Net (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2019 USD ($)	Mar. 31, 2019 CNY (¥)	Mar. 31, 2018 CNY (¥)	Mar. 31, 2017 CNY (¥)	Mar. 31, 2016 CNY (¥)
Receivables [Abstract]
Loan receivables - principals		¥ 123,489	¥ 104,286
Loan receivables - service fee		2,045	1,183
Allowance for doubtful accounts		(4,633)	(1,222)	¥ (251)	¥ (142)
Loan receivables, net	$ 18,015	¥ 120,901	¥ 104,247